UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K
____________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 12, 2022
____________________________

Rockley Photonics Holdings Limited
(Exact name of registrant as specified in its charter)
 ____________________________

Cayman Islands	001-40735	98-1644526
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3rd Floor 1 Ashley Road Altrincham, Cheshire United Kingdom (Address of principal executive offices)		WA14 2DT (Zip Code)
+44 (0) 1865 292017
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
 ____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Ordinary shares, $0.000004026575398 par value per share	RKLY	The New York Stock Exchange
Warrants, each whole warrant exercisable for one ordinary share at an exercise price of $11.50 per share	RKLY.WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

Private Placement of Convertible Senior Secured Notes due 2026 and Warrants

Subscription Agreement
On May 12, 2022, Rockley Photonics Holdings Limited (the “Company”), together with its subsidiaries named therein, entered into a subscription agreement (the “Subscription Agreement”) with the subscribers listed therein (the “Purchasers”), relating to the sale by the Company to the Purchasers of $81.5 million aggregate principal amount of Convertible Senior Secured Notes due 2026 (the “Notes”) and warrants to purchase 26.5 million Rockley ordinary shares (the “Warrants”) at an exercise price of $5.00 per share, subject to certain anti-dilution adjustments. The Company has also granted the Purchasers an option to purchase up to an additional $81.5 million aggregate principal amount of Notes and Warrants for a period of 12 months following the date that a registration statement covering the ordinary shares issuable upon conversion of the Notes and upon exercise of the Warrants becomes effective. The Notes will initially be guaranteed by Rockley Photonics, Inc., Rockley Photonics Limited, Rockley Photonics Ireland Limited and Rockley Photonics Oy, each a wholly owned subsidiary of the Company (the “Guarantor Subsidiaries”). The Notes will also be guaranteed by the Company’s future subsidiaries (other than subsidiaries treated as excluded entities). The transactions contemplated by the Subscription Agreement (the “Transactions”) are expected to close on or about May 23, 2022 (the date on which the closing occurs, the “Closing”), subject to obtaining the approval of the New York Stock Exchange and satisfaction of customary closing conditions set forth in the Subscription Agreement.

Indenture and Issuance of Convertible Notes
The Notes will be governed by an indenture (the “Indenture”) among the Company, the Guarantor Subsidiaries, as guarantors, and Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”) and collateral agent (the “Collateral Agent”). The Notes will be senior secured obligations of the Company and the Guarantor Subsidiaries secured by substantially all assets of each of the Company and each Subsidiary Guarantor. Interest on the Notes will be payable quarterly in arrears at a rate of 9.5% per annum if paid in cash or, subject to the satisfaction of certain conditions, at a rate of 12.0% per annum payable at a rate of 5.75% per annum in cash and 6.25% per annum through the issuance of additional Notes (“PIK Interest”), which will also bear interest. Interest on the Notes will be payable quarterly in arrears on February 15, May 15, August 15 and November 15, commencing on August 15, 2022. The Notes will mature on May 15, 2026 (the “Maturity Date”) unless redeemed, repurchased or converted in accordance with their terms prior to such date.

The Notes will be convertible at an initial conversion price equal to $3.08 per ordinary share of the Company (the “Conversion Price”), $0.000004026575398 par value per share (the “Ordinary Shares”). Holders of the Notes will have the right to convert all or a portion of their Notes at any time prior to close of business on the second scheduled trading day immediately preceding the maturity date. Upon conversion, holders of the Notes will receive Ordinary Shares and cash for fractional interests and an interest make whole for interest that would have accrued from the date of conversion until the Maturity Date, which interest make whole shall be paid in cash or subject to certain conditions, in Ordinary Shares at the Company’s election.

The Company may redeem the Notes in whole, and not in part, at its option, at any time prior to the maturity date, for a cash purchase price equal to the aggregate principal amount of any Notes to be redeemed plus accrued and unpaid interest thereon plus a make-whole premium as provided in the Indenture. At any time prior to the Maturity Date, the Company may also redeem the Notes in whole, or from time to time in part, if the last reported sale price of the Ordinary Shares exceeds 250% of the conversion price then in effect for at least 20 trading days (which need not be consecutive), including at least one of the five trading days preceding the date on which the Company provides a notice of redemption preceding the date on which the Company provides a notice for such redemption, during any 30 consecutive trading day period ending on, and including, the trading day preceding such notice date, for a cash purchase price equal to the aggregate principal amount of any Notes to be redeemed plus accrued and unpaid interest thereon. The Notes are also subject to redemption at the option of the Company in the event of certain changes in tax law or listing status of the Company.

In addition, following certain corporate events that occur prior to the maturity date or following issuance by the Company of a notice of redemption, in each case as provided in the Indenture, in certain circumstances, the Company will increase the conversion rate for a holder who elects to convert its Notes in connection with such a corporate event or who elects to convert any Notes called for redemption during the related redemption period. Additionally, in the event of a fundamental change (such term as defined in the Indenture), holders of the Notes will have the right to require the Company to repurchase all or a portion of their Notes at a price equal to the aggregate principal amount of any Notes to be repurchased plus accrued and unpaid interest thereon plus a make-whole premium.

The Indenture will include restrictive covenants that, subject to specified exceptions, limit the ability of the Company and its subsidiaries to (a) incur debt or issue preferred shares or disqualified stock; (b) make (i) dividends and distributions, (ii) redemptions and repurchases of equity, (iii) investments and (iv) prepayments, redemptions and repurchases of subordinated debt; (c) incurring liens; (d) making asset sales; (e) entering into transactions with affiliates and (f) entering into agreements limiting subsidiary distributions. In addition, the Company will be required to maintain minimum unrestricted cash and cash equivalents of $20,000,000. The Indenture will also include customary events of default after which the holder of the Notes may accelerate the maturity of the Notes to become due and payable immediately; provided, however, that the notes will be automatically accelerated upon certain events of bankruptcy, insolvency and reorganization involving the Company or any of its subsidiaries. Such events of default include: (i) certain payment defaults on the Notes (which, in the case of a default in the payment of interest and liquidated damages on the Notes, will be subject to a 30-day cure period); (ii) the Company’s failure in its obligation to convert a Note, if such default is not cured within three business days; (iii) the Company’s failure to send certain notices under the Indenture within specified periods of time, if such failure is not cured within three business days; (iv) the Company’s failure to comply with certain covenants in the Indenture relating to the Company’s ability to consolidate with or merge with or into, or sell, lease or otherwise transfer, in one transaction or a series of transactions, all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, to another person; (v) a default by the Company in its other obligations or agreements under the Indenture or the other note documents (as defined in the Indenture) if such default is not cured or waived within 30 days after written notice is given by the Trustee or the holders of 25% in aggregate principal amount of the Notes; (vi) certain defaults by the Company or any of its subsidiaries with respect to indebtedness for borrowed money of at least $3,500,000; (vii) final judgments of at least $3,500,000 (excluding amounts not covered by insurance) rendered against the Company or any of its subsidiaries, which judgments are not discharged or stayed within 60 days; (viii) certain events of bankruptcy, insolvency and reorganization involving the Company or any of its subsidiaries; (ix) any material provision of any note document ceases to be valid and binding on or enforceable against the Company or any Guarantor Subsidiary or the Company or any Guarantor Subsidiary shall so state in writing or any note security document (as defined in the Indenture) ceases to create a valid security interest in the collateral (as defined in the Indenture), excepted as permitted pursuant to the terms thereof or the Indenture; and (x) except as permitted under the Indenture, the Company or any Guarantor Subsidiary shall contest in any manner the validity or enforceability of a permitted intercreditor agreement (as defined in the Indenture) or deny that it has any further liability or obligation thereunder, or the note obligations or the liens securing the note obligations, for any reason shall not have the priority contemplated by the Indenture, the note security documents or such permitted intercreditor Agreement.

Issuance of Warrants
The Warrants will have a ten-year term and a $5.00 per share exercise price, and include a ratchet anti-dilution adjustment in the event any Ordinary Shares or other equity or equity equivalent securities payable in Ordinary Shares are granted, issued or sold (or the Company enters into any agreement to grant, issue or sell), in each case, at a price less than the exercise price then in effect, which automatically decreases the exercise price of the Warrants upon the occurrence of such event, and increases the number of shares of Ordinary Shares issuable upon exercise of the Warrants, such that the aggregate exercise price of all Warrants remains the same before and after any such dilutive event; provided, that the exercise price may not be less than $3.08 per Ordinary Share. Upon the occurrence of a fundamental transaction, the Warrant Agreement provides each holder a put right in respect of the Warrants. Upon the exercise of a put right by the holder, the Company is obligated to repurchase the Warrants for the fair market value of the Warrants repurchased, as calculated in the Warrant Agreement. The Warrants also include cashless exercise rights.

Registration Rights Agreement
The Company also agreed to enter into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchasers, which provides, subject to certain limitations, the Purchasers with certain registration rights for the Company’s ordinary shares issuable upon conversion of the Notes and exercise of the Warrants. The Registration Rights Agreement requires the Company to prepare and file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) as soon as reasonably practicable after the Closing to register the resale of the shares underlying the Notes and the Warrants.

Exclusivity Agreement
The Company and the Subscribers have agreed to exclusive discussions in furtherance of the transactions described above until May 26, 2022. In the event that the Company or any of its subsidiaries consummate an alternative financing transaction other than with the Subscribers during this exclusive period, subject to certain exceptions, the Company would be required to pay to the Subscribers an aggregate amount of $8.15 million as an alternative transaction fee.

The foregoing summaries of the Subscription Agreement, the Indenture, the Notes, the Warrants and the Registration Rights Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of, as applicable, the Subscription Agreement, which is attached as Exhibit 10.1 to this Current Report, and the Indenture (including the form of Note attached thereto), form of Warrant and the Registration Rights Agreement, which will be filed with the SEC following and subject to the Closing.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 relating to the Notes, the Warrants and the Indenture is contained in Item 1.01 of this Current Report and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On May 12, 2022, the Company entered into the Subscription Agreement, pursuant to which it agreed to sell $81.5 million in aggregate principal amount of the Notes (including an option to purchase an additional $81.5 million in aggregate principal amount of the Notes) and Warrants to purchase 26.5 million Rockley ordinary shares to the Purchasers in a private placement pursuant to an exemption from the registration requirements of the Securities Act of 1933 (the “Securities Act”). The Company is selling the Notes to the Purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The Company is relying on this exemption from registration based in part on representations made by the Purchasers in the Subscription Agreement.
The information related to the issuance of the Notes contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference.

Item 7.01. Regulation FD Disclosure.

In connection with the due diligence process for the transaction described above, the Company provided investors with an updated view of anticipated full year 2023 financial results. The Company’s forecasts and projections included below are based on assumptions, analyses, and internal estimates developed by the Company’s management. If these assumptions, analyses, or internal estimates prove to be incorrect or inaccurate, the Company’s actual operating results may differ materially from those forecasted or projected. The Company has in the past had to adjust its estimates and experienced actual results that differed materially from its internal estimates. Forecasts are subject to change and inherently subject to significant uncertainties and contingencies, many of which are beyond the Company’s control. These assumptions, analyses, and estimates are subject to risks and uncertainties outside of the Company’s control. The assumptions and estimates underlying these financial projections, including with respect to revenue, net cash used in operations and free cash flow, include the following:

•Projected revenue is based on a variety of operational assumptions, including the number of customer contracts and design wins; conversion of existing MOUs and development contracts into commercial production contracts; form of customer arrangements (e.g., purchase versus licensing agreements); timing of the development and commercial launch of the Company’s products or the customer’s products incorporating the Company’s products; pricing and volume fluctuation, including with respect to average selling prices; and timing and execution of customer agreements, including the ability of the Company to achieve development milestones in a timely manner; and

•Projected free cash flow is driven by the Company’s cash flow from operations less capital expenditures. Annual capital expenditures primarily include costs related to purchases in property and operating equipment to be used in the ordinary course of business, investment in the ordinary course of business and strategic investment in the Company’s partners’ silicon fabrication plants.

Fiscal 2023 (in millions)
Revenue	$300.0 to $320.0
Non-GAAP Operating Expenses (1)	($140.0) to ($160.0)
Net Cash used in Operations	($100.0) to ($130.0)
Capital Expenditures	($10.0) to ($20.0)
Free Cash Flow (2)	($120.0) to ($140.0)

(1) Operating expenses are presented on a non-GAAP basis and exclude stock-based compensation and depreciation expenses. A reconciliation to GAAP is not available on a forward-looking basis due to high variability and low visibility with respect to the assumptions underlying these expenses that are excluded from these non-GAAP amounts.
(2) The Company defines Free Cash Flow, a non-GAAP financial measure, as net cash provided by (used in) operations minus purchases of property and equipment.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information in compliance with GAAP, and may not be comparable to similarly titled measures used by other companies.

The Company also reviewed with investors various hypothetical operating scenarios for illustrative purposes only, across a variety of different assumptions to demonstrate an ability for the Company to continue to execute its business plans through 2023, including illustrative downside scenarios where the Company would decrease its operating expenses and, if necessary, raise additional capital. The Company does not believe these hypothetical operating scenarios are informative to investors, because those scenarios are not forecasts of the Company and were discussed with lenders solely as a sensitivity analysis to determine the appropriate amount of funding in the transaction described above.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K (the “Current Report”) that are not historical facts constitute “forward-looking statements” for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding Rockley’s future expectations, beliefs, plans, objectives, and assumptions regarding future events or performance. The words “anticipate,” “believe,” “continue,” “could,” “develop,” “enable,” “estimate,” “eventual,” “expect,” “future,” “intend,” “may,” “might,” “opportunity,” “outlook,” “plan,” “possible,” “position,” “potential,” “predict,” “project,” “revolutionize,” “seem,” “should,” “trend,” “will,” “would” and other terms that predict or indicate future events, trends, or expectations, and similar expressions or the negative of such expressions may identify forward-looking statements, but the absence of these words or terms does not mean that a statement is not forward-looking. Forward-looking statements in this Current Report include, but are not limited to, statements regarding the following: (a) the anticipated financial results for fiscal 2023; and (b) the private placement transaction closing by the anticipated timeframe, or at all; and (c) the satisfaction or waiver (if applicable) of the conditions to closing the private placement transaction.

Forward-looking statements are subject to several risks and uncertainties (many of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: (i) the Company’s ability to achieve commercial production of its products and technology, including in a timely and cost-effective manner; (ii) the Company’s ability to close the private placement transaction and its ability to satisfy the conditions to closing of the private placement transaction, including but not limited to its ability to obtain the any applicable regulatory approval for the private placement transaction, including but not limited to approval of the New York Stock Exchange; (iii) the Company’s ability to achieve customer design wins, convert memoranda of understanding and development contracts into production contracts, and achieve customer acceptance of its products and technology; (iv) risks related to purchase orders, including the lack of long-term purchase commitments, the cancellation, reduction, delay, or other changes in customer purchase orders, and if and to the extent customers seek to enter into licensing arrangements in lieu of purchases; (v) the Company’s history of losses and need for additional capital and its ability to access additional financing to support its operations and execute on its business plan, as well as the risks associated with any future financings; (vi) legal and regulatory risks, including those related to its products and technology and any threatened or actual litigation; (vii) risks associated with its fabless manufacturing model and dependency on third-party suppliers; (viii) the Company’s reliance on a few significant customers for a majority of its revenue and its ability to expand and diversify its customer base; (ix) the Company’s financial performance; (x) the impacts of COVID-19 on the Company, its customers and suppliers, its target markets, and the economy; (xi) the Company’s ability to successfully manage growth and its operations as a public company; (xii) fluctuations in the Company’s stock price and the Company’s ability to maintain the listing of its ordinary shares on the NYSE; (xiii) the Company’s ability to anticipate and respond to industry trends and customer requirements; (xiv) changes in the Company’s current and future target markets; (xv) intellectual property risks; (xvi) the Company’s ability to compete successfully; (xvii) market opportunity and market demand for, and acceptance of, the Company’s products and technology, as well as the customer products into which the Company’s products and technology are incorporated; (xviii) risks related to international operations; (xix) risks related to cybersecurity, privacy, and infrastructure; (xx) risks related to financial and accounting matters; (xxi) general economic, financial, legal, political, and business conditions and changes in domestic and foreign markets; (xxii) the Company’s ability to realize the anticipated benefits of the business combination; (xxiii) changes adversely affecting the businesses or markets in which the Company is engaged; and (xxiv) risks related to the Company’s backlog, including the risk that backlog may not translate into future revenue, as well as other factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended 2021, and in other documents the Company files with the Securities and Exchange Commission in the future. The forward-looking statements contained in this Current Report are based on various assumptions, whether or not identified in this Current Report, and on the Company’s current expectations, beliefs, and assumptions and are not predictions of actual performance. If any of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, actual results may differ materially from those discussed in or implied by these forward-looking statements. There can be no assurance that future developments affecting the Company will be those that have been anticipated. These forward-looking statements speak only as of the date hereof and the Company does not intend to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as required by law.

Item 8.01. Other Events.

On May 12, 2022, the Company issued a press release announcing the private placement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Subscription Agreement dated May 12, 2022 by and between the Company, each of the Subsidiaries (as defined therein) of the Company and the Subscribers named therein.
99.1	Press Release of Rockley Photonics Holdings Limited dated May 12, 2022 entitled "Rockley Photonics Announces $81.5 Million Private Placement"
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The information furnished in this Current Report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rockley Photonics Holdings Limited

Date:	May 12, 2022	By:	/s/ Mahesh Karanth
		Name:	Mahesh Karanth
		Title:	Chief Financial Officer